Vessels	6 Months Ended
Jun. 30, 2024
Property, Plant and Equipment [Abstract]
Vessels
3. Vessels

	Vessels	Drydocking	Total
	(in thousands)
Cost
January 1, 2024	$2,467,396	$69,938	$2,537,334
Additions	—	10,398	10,398
Write-offs of fully amortized assets	—	(5,319)	(5,319)
June 30, 2024	2,467,396	75,017	2,542,413

Accumulated Depreciation
January 1, 2024	743,334	39,618	782,952
Charge for the period	55,504	11,189	66,693
Write-offs of fully amortized assets	—	(5,319)	(5,319)
June 30, 2024	798,838	45,488	844,326

Net Book Value
December 31, 2023	1,724,062	30,320	1,754,382
June 30, 2024	$1,668,558	$29,529	$1,698,087

The cost and net book value of the 32 vessels that were contracted under time charter arrangements (please read Note 2—Operating Revenue for additional information) was $1,670.7 million and $1,090.9 million, respectively, as of June 30, 2024 (December 31, 2023: $1,776.0 million and $1,236.0 million, respectively, for 34 vessels contracted under time charters).

The net book value of vessels that serve as collateral for the Company’s secured term loan and revolving credit facilities (please read Note 5—Secured Term Loan Facilities and Revolving Credit Facilities, for additional information) was $1,363.6 million as of June 30, 2024 (December 31, 2023: $1,420.9 million).

The cost and net book value of vessels that are owned by lessor VIEs and which are included in the table above (please read Note 14—Variable Interest Entities for additional information) were $83.6 million and $60.8 million, respectively, as of June 30, 2024 (December 31, 2023: $83.6 million and $66.1 million, respectively).